UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 29, 2022

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone	I.R.S. Employer Identification Number

1-16305	PUGET ENERGY, INC. A Washington Corporation 355 110th Ave NE Bellevue, Washington 98004 425-454-6363	91-1969407

1-4393	PUGET SOUND ENERGY, INC. A Washington Corporation 355 110th Ave NE Bellevue, Washington 98004 425-454-6363	91-0374630

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors and Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 1, 2022, Puget Sound Energy, Inc. and Puget Energy, Inc. (together, the “Companies”) announced that Wade Smith has been appointed to serve as Executive Vice President and Chief Operating Officer (“COO”) of the Companies. Mr. Smith will report to Mary E. Kipp, the Company’s President and Chief Executive Officer. It is anticipated that Mr. Smith will begin his service on July 18, 2022.
Mr. Smith, who is 57, previously served as the Senior Vice President, Electric Operations of Pacific Gas and Electric Company, a role he held since May 2021. Prior to this, Mr. Smith served American Electric Power Company, Inc., as Senior Vice President, Grid Development from 2015 to 2021, and as President and Chief Operating Officer of AEP Texas from 2010 to 2015.
In connection with his appointment as COO, the Boards of Directors of the Companies, upon the recommendation of the Compensation and Leadership Development Committees, approved a compensation package for Mr. Smith that includes the following components:

•	Annual base salary of $630,000 per year;

•	Eligibility for an annual incentive payment equal to 80% of annual base salary for performance at target (prorated for full months of service as COO);

•	Eligibility for a long-term incentive payment of $945,000 for performance at target during the 2021-2023 performance cycle; and

•	Eligibility for a long-term incentive payment of $1,260,000 for performance at target during the 2022-2024 performance cycle.
In addition, Mr. Smith will receive a hiring bonus in the amount of $900,000 (“Hiring Bonus”), which will be paid to Mr. Smith within 30 days following Mr. Smith’s start date. In the event Mr. Smith resigns or is terminated for cause within 24 months of his hiring, Mr. Smith will be required to reimburse the Companies for the full amount of the Hiring Bonus.
Further, Mr. Smith will be eligible to receive additional bonuses provided that he is actively employed
at the time of each payment:

•	$630,000 payable in March 2023;

•	$150,000, payable on July 18, 2023; and

•	$1,260,000 payable on December 31, 2026.
Mr. Smith will also be eligible to participate in the Companies’ health care, retirement and other benefit plans. The Companies will also reimburse Mr. Smith for certain relocation expenses with a payment of $150,000, with a gross-up
amount to help offset applicable taxes.
This Current Report on Form
8-K
includes forward-looking statements, which are statements of expectations, beliefs, plans, objectives and assumptions of future events. Words or phrases such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “future,” “intends,” “may,” “might,” “plans,” “potential,” “predicts,” “projects,” “should,” “will likely result,” “will continue” or similar expressions are intended to identify certain of these forward-looking statements and may be included in discussion of, among other things, our future expectations. Forward-looking statements reflect current expectations and involve risks and uncertainties that could cause actual outcomes to differ materially from those expressed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

PUGET SOUND ENERGY, INC.

Dated: July 1, 2022	By:	/s/ Steve R. Secrist
	Name:	Steve R. Secrist
	Title:	Senior Vice President, General Counsel and Chief Ethics and Compliance Officer